UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

African Gold Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40121	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

322 West 52nd Street, #2322 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 214-3714

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one Redeemable Warrant	AGAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AGAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, subject to adjustment	AGAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

For the reasons discussed below, the Audit Committee of the Board of Directors of African Gold Acquisition Corporation (the “Company"), after consultation with management, determined, on August 30, 2022, that the Company’s previously issued financial statements, as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), must be restated and should not be relied upon.

As previously reported in its Current Report on Form 8-K filed on August 26, 2022 (the “August 26 8-K”), on August 22, 2022, in conjunction with the Company’s financial advisors, the Board discovered improper withdrawals from the Company’s operating bank accounts and the subsequent concealment of these withdrawals, which transactions initially appeared to commence during the period ended March 31, 2022. Upon these discoveries, the Board immediately launched an internal investigation, began a series of discussions with its advisors, took actions necessary to safeguard Company accounts and sought to recover funds. From the Board investigation and the Company’s discussions with its advisors, it appeared that Cooper Morgenthau, the former Chief Financial Officer and a former director of the Company, had made those improper withdrawals and took deliberate actions to conceal them, including by falsifying documents (the “Irregularities”). Effective August 22, 2022, Mr. Morgenthau’s services as the Company’s Chief Financial Officer (the Company’s Principal Financial and Accounting Officer) were terminated, and Mr. Morgenthau was formally terminated as Chief Financial Officer and removed as a director of the Company pursuant to its Memorandum and Articles of Association effective August 26, 2022.

While the Board and Audit Committee continue to hold internal and external discussions and continue to further investigate and analyze the Irregularities, with the assistance of its financial advisors, it has now been determined that the Irregularities commenced earlier than originally believed, and also occurred during the fiscal year ended December 31, 2021.

As discussed in Item 3.01 of its Form 8-K dated August 26, 2022, the Company has not as yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “June 2022 Form 10-Q”) and has received notification of its noncompliance the Section 802.01E of the NYSE Listed Company Manual due to its failure to timely file its Quarterly Report on Form 10-Q for such quarterly period. In addition, in the August 26 8-K the Company also disclosed that its Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “March 2022 Form 10-Q”) must be restated because of the Irregularities and should not be relied upon.

The Company’s management, under the oversight of the Audit Committee, continues its investigation of these matters. Based on the information that the Board has to date, the Board is of the view that the Company’s financial statements, other than those contained in the 2021 Form 10-K and the March 2022 Form 10-Q, do not need to be restated, however this analysis will form part of the Board’s continued investigation. The Board and its Audit Committee will endeavor to complete these additional investigations as soon as possible and will make additional disclosures as they are completed.

As previously reported in the August 26 8-K, the Board has confirmed that the Irregularities did not extend to the Company’s trust account, and as at August 23, 2022, there is approximately $415,537,995 in that trust account.

The Board and the Audit Committee have directed management to work with the Company’s outside consultants to design and implement improved processes and procedures to address any deficiencies in the Company’s internal control over financial reporting revealed by the issues described above, including those that relate to the safeguarding of the Company’s assets.

The foregoing discussion is based on information known to the Company as of the date of this report. Additional information may be discovered through further investigation, or in the course of management’s preparation of restated financial statements. Such information could result in changes in the Company’s preliminary estimates of the effect of the accounting issues described above and require additional adjustments to previously issued financial statements, as well as identification of other deficiencies or material weaknesses in the Company’s internal control over financial reporting.

The Company is working diligently to complete the preparation or restatement of all applicable financial statements referenced herein and the satisfaction of other applicable disclosure requirements under the SEC’s rules and regulations pursuant to the Securities Exchange Act of 1934, but is currently not in a position to advise when the restated 2021 Form 10-K, restated March 2022 Form 10-Q, or the June 2022 Form 10-Q will be filed.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

Forward-Looking Statements:

The information included in this report regarding changes in executive management, the results of the Company’s internal investigation, the Company’s compliance with its financial reporting obligations and the effects of such matters on the Company’s financial condition and results of operations, compliance with SEC rules and the continued listing requirements of the NYSE, include forward-looking statements that are subject to risks and uncertainties that may cause actual results or circumstances to differ from those expressed or implied by our forward-looking statements. Additional considerations and other important risk factors affecting the Company's business are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC. The forward-looking statements in this report speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFRICAN GOLD ACQUISITION CORPORATION

Dated: August 31, 2022	By:	/s/ Christopher Chadwick
	Name:	Christopher Chadwick
	Title:	Chief Executive Officer

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